Unsecured Line of Credit	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Unsecured Line of Credit
8.
Unsecured Line of Credit

During May 2022, the Company increased its unsecured line of credit by $1.1 billion with additional banks for a total borrowing capacity of approximately $1.6 billion. In May 2024, the Company entered into an amendment to extend its unsecured line of credit for two years, at which time the Company may request an additional one-year extension thereafter. Interest under the unsecured line of credit is determined based on one-month U.S. dollar-denominated SOFR plus 2.5%. The repayment of the unsecured line of credit is guaranteed by the Company. As of December 31, 2024 and 2023, there were approximately $1.4 billion and $0.9 billion of borrowings outstanding on the unsecured line of credit, respectively.